UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 27, 2020

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of issuing entity:  0001688957

Wells Fargo Commercial Mortgage Trust 2016-C37

(Exact name of issuing entity)

Central Index Key Number of registrant:  0000850779

Wells Fargo Commercial Mortgage Securities, Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of sponsor:  0000312070

Barclays Bank PLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001541468

Ladder Capital Finance LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0000740906

Wells Fargo Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001624053

Argentic Real Estate Finance LLC (formerly known as Silverpeak Real Estate Finance LLC)
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001592182

LMF Commercial, LLC (formerly known as Rialto Mortgage Finance, LLC)
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001541214

C-III Commercial Mortgage LLC
(Exact name of sponsor as specified in its charter)

New York	333-206677-12	38-4014790 38-4014791 38-7170495
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of issuing entity)	File Number of issuing entity)	Identification Numbers)

c/o Wells Fargo Bank, National Association

as Certificate Administrator

9062 Old Annapolis Road

Columbia, MD

(Address of principal executive offices of issuing entity)

(212) 214-5600

Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Events.

On December 22, 2016, Wells Fargo Commercial Mortgage Securities, Inc. caused the issuance, pursuant to a pooling and servicing agreement, dated as of December 1, 2016 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC (“LNR Partners”), as special servicer, Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, of Wells Fargo Commercial Mortgage Trust 2016-C37 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-C37, which represent, in the aggregate, the entire beneficial ownership in the Wells Fargo Commercial Mortgage Trust 2016-C37 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.

The Mortgage Loan identified as “Walmart Shadow Anchored Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Walmart Shadow Anchored Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Walmart Shadow Anchored Portfolio Whole Loan”) that includes the Walmart Shadow Anchored Portfolio Mortgage Loan and one other pari passu companion loan (the “Walmart Shadow Anchored Portfolio Pari Passu Companion Loan”), which is not an asset of the Issuing Entity.  The Walmart Shadow Anchored Portfolio Whole Loan, including the Walmart Shadow Anchored Portfolio Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated as of December 1, 2016 (the “WFCM 2016-LC25 PSA”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the Wells Fargo Commercial Mortgage Trust 2016-LC25 securitization transaction into which the Walmart Shadow Anchored Portfolio Pari Passu Companion Loan was deposited.  CWCapital Asset Management LLC was replaced by C-III Asset Management LLC as general special servicer under the WFCM 2016-LC25 PSA on July 19, 2018. The Walmart Shadow Anchored Portfolio Mortgage Loan represented 5.3% of the asset pool of the Issuing Entity as of its cut-off date.

Pursuant to Section 7.01 of the WFCM 2016-LC25 PSA, and effective as of March 27, 2020, C-III Asset Management LLC was removed as general special servicer and LNR Partners was appointed as the successor general special servicer. A copy of the WFCM 2016-LC25 PSA was filed as Exhibit 99.8 to the Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on December 22, 2016.

In the interest of transaction management, this Form 8-K is being filed to record that, effective as of March 27, 2020, the Walmart Shadow Anchored Portfolio Whole Loan will be specially serviced, if necessary, pursuant to the WFCM 2016-LC25 PSA by LNR Partners.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wells Fargo Commercial Mortgage Securities, Inc.
(Registrant)
Date: March 27, 2020
	By:	/s/ Anthony Sfarra
Name: Anthony Sfarra
Title: President